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                                                                    Exhibit 10.3

                                     FORM OF

            ON DEMAND DISTRIBUTION LIMITED EMPLOYEE SHARE OPTION PLAN (ADOPTED IN 2001 AND AS AMENDED IN 2001 AND 2003) (the "PLAN")


                   OPTION EXCHANGE AGREEMENT (the "AGREEMENT")



WHEREAS

A. The Optionholder was granted option(s) (the "OLD OPTION") over Shares in On Demand Distribution Limited ("OD2") under the Plan and pursuant to an option agreement effecting the Old Option (the "OLD OPTION AGREEMENT").

B. Loudeye Corp. of 1130 Rainier Avenue South Seattle, Washington 98144, USA ("LOUDEYE") has made an offer (the "OFFER") to acquire all of the issued and to be issued ordinary share capital of OD2, pursuant to an offer document dated 22 June 2004 (the "OFFER DOCUMENT")

C. This Agreement is conditional upon and shall have no effect until the Offer becomes unconditional in all respects (the "EFFECTIVE DATE").

D. Pursuant to the terms of clause 2.6 of the Old Option Agreement and rule 6 of the Plan, the Optionholder has agreed to release the Old Option in consideration of the grant to him/her of the Exchanged Option (as defined in clause 1).

E. The capitalised terms in this Agreement that are not defined within the Agreement have the meaning assigned to them in the Plan.

F. The Exchanged Option will be governed by the Plan, as amended by this Agreement except to the extent that this Agreement contains provisions that conflicts with the Plan, in which case the terms of this Agreement will apply and take priority over the Plan.

THE PARTIES AGREE AS FOLLOWS:-

1.       DETAILS OF THE EXCHANGED OPTION

DETAILS OF VESTING:                  the Exchanged Option will be fully vested
                                     and exercisable on the Effective Date, but
                                     will not be vested or exercisable to any
                                     extent until then

DESCRIPTION OF SHARES UNDER          shares of Common Stock, par value USD0.001
   EXCHANGED OPTION:                 per share, of Loudeye Corp ("LOUDEYE
                                     SHARES")


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
MAXIMUM NUMBER OF LOUDEYE            A = 0.8706 x B; where:
SHARES UNDER EXCHANGED OPTION:
                                           A = number of Loudeye Shares
                                           under the Exchanged Option; and

                                           B = number of OD2 Shares under
                                           the Old Option

Price at which each Loudeye Share    USD0.001
can be purchased on exercise of
the Exchanged Option
("NEW EXERCISE PRICE"):

EXPIRATION DATE                      Unless the Exchanged Option expires or
                                     lapses earlier pursuant to this Agreement
                                     or the Plan, the Exchanged Option shall
                                     expire on and not be exercisable after the
                                     day before the tenth anniversary of the
                                     date of grant of the Old Option.


2.       RELEASE OF THE OLD OPTION

         As of the Effective Date (i) the Optionholder releases the Old Option by releasing OD2 from its obligations under the Old Option to issue OD2 Shares to the Optionholder under the terms of the Plan and the Old Option Agreement; and (ii) the Optionholder agrees that he/she has no rights whatsoever under or in respect of:

         a.       the Old Option; or

         b.       the Old Option Agreement.

3.       GRANT OF THE EXCHANGED OPTION

3.1 As of the Effective Date, Loudeye hereby grants to the Optionholder the Exchanged Option.

3.2 The Exchanged Option will be subject to the terms and conditions set out or referred to in this Agreement and the Plan, as amended from time to time.

3.3 If there are any inconsistencies or conflicts between the terms of the Plan and the terms of this Agreement, the terms of this Agreement will apply and take precedence over the terms of the Plan.

4.       EXERCISE AND LAPSE OF THE EXCHANGED OPTION

4.1 The Exchanged Option will only be validly exercised if exercised in accordance with this Agreement.

4.2 To exercise the Exchanged Option, the Optionholder must complete the Notice of Exercise attached to this Agreement as the Exhibit.

4.3 Except as otherwise specified in the Plan (including rules 4.9 to 4.11 of the Plan), on the date the Optionholder ceases to hold any office or employment with OD2 or any other associated company, the Exchanged Option will lapse.

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5.       TAX AND NATIONAL INSURANCE CONTRIBUTIONS

5.1 All liability for any tax, or Employer's NICs (as defined in clause 5.5 below) or employee's National Insurance contributions (or their equivalent in any non-UK jurisdiction) in respect of the grant or exercise of or other dealing in the Exchanged Option or sale of the Loudeye Shares ("TAX") will be the responsibility of and borne by the Optionholder, or where the Optionholder has died, his personal representatives (the Optionholder and his personal representatives (where applicable) together in this clause 5 referred to as the "OPTIONHOLDER").

5.2 Neither Loudeye nor OD2 makes any representation to the Optionholder with regard to the Tax that may arise as a consequence of surrendering and releasing the Old Option, the grant of the Exchanged Option or the exercise of the Exchanged Option.

5.3 The Optionholder will indemnify and keep indemnified his or her employer, Loudeye and OD2 from and against any liability for, or obligation to pay, any Tax.

5.4 The Exchanged Option cannot be exercised until the Optionholder has entered into an election with his/her employer (in a form approved by Loudeye and the Inland Revenue) (an "ELECTION AGREEMENT") under which any liability of that employer or Loudeye for Employer's NICs arising in respect of the issuance, vesting, exercise of or other dealing in the Exchanged Option is transferred to and met by the Optionholder.

5.5 "EMPLOYER'S NICS" means the amount of employer's National Insurance contributions that arise upon the grant or exercise of or other dealing in the Exchanged Option or sale of the Loudeye Shares less the amount of employer's NICs that would have arisen had the Optionholder exercised his options under the OD2 Plan at the fair market at 21 June 2004 (with `fair market value' per OD2 Share for this purpose (as determined by the OD2 Board) being 62.80p).

6. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, MERGER OR CERTAIN OTHER TRANSACTIONS

6.1 Notwithstanding anything to the contrary in the Plan or otherwise, subject to any required action by the stockholders of Loudeye, the number of Loudeye Shares under the Exchanged Option and the New Exercise Price shall be proportionately adjusted for any increase or decrease in the number of Loudeye Shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of Loudeye Shares, or any other increase or decrease in the number of issued Loudeye Shares effected without receipt of consideration by Loudeye which occurs after the Effective Date; provided, however, that conversion of any convertible securities of Loudeye shall not be deemed to have been "effected without receipt of consideration" and further provided that the exercise price shall not be reduced below the par value per Loudeye Share. Such adjustment shall be made by the Board of Loudeye, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by Loudeye of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Loudeye Shares under the Exchanged Option.

6.2 In the event of the dissolution or liquidation of Loudeye, the Exchanged Option shall lapse and terminate immediately prior to the consummation of such action, unless otherwise determined by the Board of Loudeye.

6.3 Notwithstanding anything to the contrary in the Plan or otherwise, in the event of a Corporate Transaction (as defined below), the Exchanged Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation (the "SUCCESSOR

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         CORPORATION"), unless the Successor Corporation does not agree to assume the award or to substitute an equivalent option, in which case the Exchanged Option shall lapse and terminate upon the consummation of the transaction.

6.4 Notwithstanding the terms of clause 6.3, in the event of a Change in Control (as defined below), if:

         a. the Successor Corporation so agrees, the Exchanged Option may either be:

                  (i) assumed or replaced with an equivalent option by the Successor Corporation; or

                  (ii) replaced with a cash incentive program of the Successor Corporation based on the value of the Exchanged Option at the time of the consummation of the transaction.

         b. the Exchanged Option is not being assumed or replaced with an equivalent option by the Successor Corporation, then to the extent that it is not exercised prior to consummation of a Change of Control transaction, the Exchanged Option shall lapse and terminate upon such consummation.

6.5 For purposes of this clause 6.4, a Exchanged Option shall be considered assumed, without limitation, if, at the time of issuance of the stock or other consideration upon a Corporate Transaction or a Change of Control, as the case may be, the Optionholder would be entitled to receive upon exercise of the new award the same number and kind of shares of stock or the same amount of property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the Optionholder had been, immediately prior to such transaction, the holder of the number of Loudeye Shares covered by the award at such time (after giving effect to any adjustments in the number of shares covered by the Exchanged Option as provided for in this Agreement); provided that if such consideration received in the transaction is not solely common stock of the Successor Corporation, the Board of Loudeye may, with the consent of the Successor Corporation, provide for the consideration to be received upon exercise of the award to be solely common stock of the Successor Corporation equal to the fair market value of the per share consideration received by holders of the Loudeye's common stock in the transaction.

6.6 For purposes of this Agreement, "CHANGE OF CONTROL" means a sale of all or substantially all of Loudeye's assets, or any merger or consolidation of Loudeye with or into another corporation other than a merger or consolidation in which the holders of more than 50% of the shares of capital stock of Loudeye outstanding immediately prior to such transaction continue to hold (either by the voting securities remaining outstanding or by their being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of Loudeye, or such surviving entity, outstanding immediately after such transaction.

6.7 For purposes of this Agreement, "CORPORATE TRANSACTION" means a sale of all or substantially all of Loudeye's assets, or a merger, consolidation or other capital reorganization of Loudeye with or into another corporation.

7.       OPTIONHOLDER'S ACKNOWLEDGEMENT AND UNDERTAKING

7.1      The Optionholder acknowledges and agrees:

         a. that nothing in this Agreement, nor in the Plan, shall confer upon the Optionholder any right with respect to the continuation of his/her employment or appointment as an officer by any OD2 or any associated company; and

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         b.       to accept as binding, conclusive and final all decisions or interpretations made by or on behalf of Loudeye in respect of any questions arising under the Plan.

8.       MISCELLANEOUS

8.1 Notwithstanding anything to the contrary, the Optionholder agrees to cooperate with Loudeye to further amend the Exchanged Option to the extent Loudeye determines it is necessary or desirable in order to accommodate United States legal or tax considerations or to conform such Exchanged Option to the terms and conditions of the Loudeye 2000 Stock Option Plan (titled the Loudeye Technologies, Inc. 2000 Stock
         Plan) and any form option agreements thereunder, provided that any amendment which adversely affects the rights of Employee Optionholders as a whole to a material extent requires the prior consent of Employee Optionholder(s) holding between them more than 50 per cent. of the outstanding Exchanged Options.

8.2 This Agreement is governed by and is to be construed in accordance with the laws of the State of Delaware of the United States of America.

8.3 The Optionholder agrees that the Loudeye Shares issuable upon exercise of the Exchanged Option shall be subject to the transfer restrictions set forth in Part D of Appendix I of the Offer Document and, unless registered under the Securities Act of 1933, as amended, will bear the following legend:

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, REGULATION S PROMULGATED UNDER THE ACT OR ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS AND, IN THE CASE OF A TRANSACTION NOT SUBJECT TO SUCH REGISTRATION REQUIREMENTS, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.


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                                     EXHIBIT

                               NOTICE OF EXERCISE

To:   Loudeye Corp.

Attn: Stock Option Administrator

Subject:    Notice of Intention to Exercise Exchanged Option

         This is official notice that the undersigned ("OPTIONHOLDER") intends to exercise Optionholder's option to purchase __________ shares of Loudeye Corp. Common Stock, under and pursuant to the On Demand Distribution Limited Employee Share Option Plan and the Option Exchange Agreement (the "AGREEMENT") dated _______________as follows:

Grant Number:                          __________________________________

Date of Purchase:                      __________________________________

Number of Loudeye Shares:              __________________________________

New Exercise Price per Loudeye Share:  __________________________________

Method of Payment of
Purchase Price:                        __________________________________


Social Security No.:                   __________________________________



The shares should be issued as follows:

Name:       ______________________________

Address:    ______________________________

            ______________________________

            ______________________________





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I agree:

(a) pursuant to clause 5 of the Agreement and rule 11 of the Plan to indemnify Loudeye Corp. and any of its subsidiaries, including my employer in respect of any Tax (as defined in clause 5.1 of the Option Exchange Agreement) which arises as a result of the grant, exercise of or other dealing in the Exchanged Option; and

(b) that the issue of these Loudeye Shares to me shall be conditional upon my first making arrangements to the satisfaction of Loudeye Corp. to discharge any such Tax, including the giving of an appropriate power of attorney and (if required by Loudeye Corp.) entering into an election pursuant to clause 5 of the Agreement to transfer the primary responsibility to pay part of the employer's National Insurance contributions to myself.

Signed:  ______________________________  Date:  ______________________________

Name:    ______________________________



NOTES:

(1) This form must be accompanied by payment of the aggregate New Exercise Price for the Loudeye Shares in respect of which the Exchanged Option is exercised.

(2) IMPORTANT neither Loudeye nor OD2 gives any advice to you on the tax consequences of exercising the Exchanged Option. If you are unsure of the tax liabilities that may arise, you should take professional advice before exercising the Exchanged Option.